UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 20, 2011

CHINA GROWTH CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	000-52339	N/A
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

#99 Jianshe Road 3, Pengjiang District, Jiangmen City Guangdong Province, 529000 People’s Republic of China	N/A
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (86) (750) 395-9988

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01	Entry into a Material Definitive Agreement.

Amendment of Subscription Agreement

On May 20, 2011, China Growth Corporation (the “Company”) and American Access Fund, LP (the “Majority Holder”) entered into an amendment (the “Subscription Agreement Amendment”) to that certain Subscription Agreement (the “Original Subscription Agreement”) dated December 2010 by and among the Company and a group of accredited investors pursuant to which the Company offered (the “Offering”) and issued securities to such investors for an aggregate purchase price of $6,672,032 (the “Offering Proceeds”).  The Subscription Agreement Amendment amends and restates Section 5.5 of the Original Subscription Agreement to provide that as soon as practicable following the Offering, the Company shall employ a chief financial officer meeting certain requirements and to permit the “Lead Investor” (as defined in the Original Subscription Amendment) to authorize the escrow agent appointed pursuant to the Holdback Escrow Agreement (as defined below) to disburse a portion of the Chief Financial Officer Holdback (as defined below), such portion not to exceed $750,000 in the aggregate, to the Company (a “Good Faith Disbursement”).  Under the terms of the Original Subscription Agreement, the Company was required to hire a qualified chief financial officer within three months of the closing of the Offering and the Chief Financial Officer Holdback was to be disbursed only upon the Company’s hiring of a qualified chief financial officer.

An amendment of the Original Subscription Agreement requires the approval of the Company and the holders of at least 50.1% of the Company’s preference shares then outstanding.  As of the date of the Subscription Agreement Amendment, the Majority Holder held in excess of 50.1% of the Company’s preference shares.

The foregoing description of the terms of the Subscription Agreement is qualified in its entirety by reference to the provisions of Amendment No. 1 to Subscription Agreement filed as Exhibit 10.1 to this Current Report on Form 8-K (this “Report”), which is incorporated by reference herein.

Amendment of Holdback Escrow Agreement

On May 20, 2011, the Company, Anslow & Jaclin, LLP, as escrow agent (the “Escrow Agent”), and Access America Investments, LLC as the investor representative (the “Investor Representative”) entered into an amendment (the “Escrow Amendment”) to that certain Holdback Escrow Agreement (the “Original Escrow Agreement”) dated December 15, 2010 by and among the Company, the Escrow Agent and the Investor Representative pursuant to which, in part, $1,500,000 (the “Chief Financial Officer Holdback”) of the Offering Proceeds are to be held in escrow until a qualified chief financial officer has been appointed by the Company.  The Escrow Amendment amends and restates Section 4.2 of the Original Escrow Agreement to provide for the Good Faith Disbursement described above.  Under the terms of the Original Escrow Agreement, the Chief Financial Officer Holdback was to be disbursed only upon the Company’s hiring of a qualified chief financial officer.

The foregoing description of the terms of the Escrow Amendment is qualified in its entirety by reference to the provisions of the Amendment No. 1 to Holdback Escrow Agreement filed as Exhibit 10.2 to this Report, which is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Amendment No. 1 to Subscription Agreement dated as of May 20, 2011 by and between China Growth Corporation and American Access Fund, LP
10.2	Amendment No. 1 to Holdback Escrow Agreement dated as of May 20, 2011 by and between China Growth Corporation, Anslow & Jaclin, LLP and Access America Investments, LLC

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 26, 2011	CHINA GROWTH CORPORATION

	By:	/s/ Mingzhuo Tan
Mingzhuo Tan
Chief Executive Officer, President and Chairman of the Board of Directors